REVENUE (Tables)	12 Months Ended
Dec. 31, 2024
REVENUE
Schedule of disaggregation of revenue by type of contract

	Year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Sales of products
- Home water solutions	1,162,725	1,077,858	1,498,368
- Consumables	353,936	324,738	277,704
- Kitchen appliances and others	254,019	214,279	337,177
Total of sales of products	1,770,680	1,616,875	2,113,249
Rendering of services	19,565	21,861	5,733
Total	1,790,245	1,638,736	2,118,982